UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2021
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29222 Rancho Viejo Road, Suite 127,
San Juan Capistrano,	CA	92675

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 27, 2021. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 54,953,285. These shares were issued and outstanding as of April 1, 2021, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 51,260,088 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The two nominees named below were elected to serve as Class II directors of the board of directors, to serve until the 2024 Annual Meeting, until a successor is elected and qualified, and the voting rights were as follows:

	Votes	Votes
Nominee	For	Against	Abstain(a)

Class II directors elected for a three-year term
Christopher R. Christensen	44,728,704	3,222,695	5,080
Daren J. Shaw	45,014,291	2,935,649	6,539

2. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
49,356,289	1,897,891	5,908

3. The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
45,462,537	2,477,947	15,995

(a)The number of Broker non-votes was 3,303,609. Abstentions and broker non-votes are not counted as a vote caste either “For” or “Against” each nominee’s election.
(b)Abstentions were counted as shares entitled to vote and had the same effect as votes against the proposal. Broker non-votes were treated as not entitled to vote for purposes of determining approval of this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

Dated: May 28, 2021	/s/ Chad A. Keetch
Chad A. Keetch
Chief Investment Officer